Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John R. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avocent Corporation on Form 10-K for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date: March 12, 2004
	By:	/s/ John R. Cooper
	Name:	John R. Cooper
	Title:	President and Chief Executive Officer

I, Douglas E. Pritchett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avocent Corporation on Form 10-K for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date: March 12, 2004
	By:	/s/ Douglas E. Pritchett
	Name:	Douglas E. Pritchett
	Title:	Senior Vice President of Finance, Chief Financial
Officer, Treasurer and Assistant Secretary